                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 14, 1996


SUMMAGRAPHICS CORPORATION
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(Exact name of registrant as specified in its charter)



DELAWARE                                0-16071                  06-0888312
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(State or other                    (Commission File            (IRS Employer
jurisdiction of                         Number)              Identification No.)
incorporation)


8500 CAMERON ROAD                    AUSTIN, TX                 78754-3999
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(Address of Principal Executive Offices)                         Zip Code


Registrant's telephone number, including area code: (512)873-1540



                                 Not Applicable
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NOT APPLICABLE
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(Former name or former address, if changes since last report)

ITEM NO. 5 - OTHER EVENTS

     The registrant entered into a Plan of Reorganization and Agreement For the Exchange of Stock of CalComp, Inc. For Stock of Summagraphics Corporation (the "Agreement"), dated as of March 19, 1996, pursuant to which CalComp, Inc., a wholly owned subsidiary of Lockheed Martin Corporation, would merge with the Registrant.

     A copy of the Agreement and certain other documents were attached as Exhibits to the Registrant's Form 8-K dated March 19, 1996 (which was filed with the Commission) and are incorporated herein by reference.

     The Registrant entered into an Amendment Number 1 of the Agreement dated as of April 30, 1996 which was attached to the Registrant's form 8-K dated May 11, 1996, (which was filed with the Commission) and they are incorporated herein by reference.

     The Registrant entered into an Amendment Number 2 of the Agreement dated as of June 7, 1996 which is attached hereto and incorporated herein by reference.

ITEM NO. 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          Exhibit 2 - Amendment Number 2 of Plan of Reorganization and Agreement for the Exchange of Stock of CalComp, Inc. for Stock of Summagraphics Corporation.



                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUMMAGRAPHICS CORPORATION


                                Dated:  June 14, 1996
                            By:
                                 ----------------------------
                                 Robert B. Sims
                                 Senior Vice President
                                 Secretary and General Counsel